The following tables present data as of April 30, 1997

                         Composition by Account Balance
                                 Trust Portfolio

                                     Percentage                    Percentage
                                      of Total                      of Total
                       Number of      Number of   Receivables      Receivables
Account Balance Range   Accounts      Accounts      Balance          Balance
Credit Balance           29,079        1.91%     $ (2,621,036.16)    -(0.11)%
Zero Balance            554,703       36.49%                -           0.00%
$0.01-$500.00           206,650       13.59%       37,597,613.18        1.60%
$500.01-$1,000.00        98,266        6.46%       73,017,772.45        3.12%
$1,000.01-$3,000.00     282,735       18.59%      557,905,254.56       23.80%
$3,000.01-$5,000.00     222,989       14.67%      876,304,450.34       37.38%
$5,000.01-$10,000.00    123,967        8.15%      776,267,800.11       33.11%
Over $10,000.00           2,183        0.14%       25,825,444.61        1.10%
      Total           1,520,572      100.00%   $2,344,297,299.09      100.00%



                          Composition by Credit Limit
                                Trust Portfolio

                                    Percentage                      Percentage
                                     of Total                        of Total
                       Number of     Number of    Receivables      Receivables
Credit Limit Range      Accounts     Accounts       Balance          Balance
$0.01-$1,000.00           46,596      3.06%     $  12,436,624.39      0.53%
$1,000.01-$2,000.00       73,460      4.83%        46,297,108.41      1.98%
$2,000.01-$3,000.00      102,467      6.74%        99,576,385.88      4.25%
$3,000.01-$4,000.00      138,472      9.11%       173,765,355.84      7.41%
$4,000.01-$5,000.00      259,795     17.08%       402,133,584.10     17.15%
$5,000.01-$10,000.00     864,552     56.86%     1,533,795,467.44     65.43%
Over $10,000.00           35,230      2.32%        76,292,773.03      3.25%
      Total            1,520,572    100.00%    $2,344,297,299.09    100.00%



                     Composition by Period of Delinquency
                                Trust Portfolio

                                    Percentage                      Percentage
Period of Delinquency                of Total                        of Total
 (Days Contractually   Number of     Number of     Receivables      Receivables
     Delinquent)        Accounts     Accounts        Balance          Balance
Current                1,454,385      95.65%    $2,138,163,163.49     91.21%
1-30 Days                 37,210       2.45%       106,685,163.89      4.55%
31-60 Days                 9,004       0.59%        27,521,789.16      1.17%
61 or More Days           19,973       1.31%        71,927,182.55      3.07%
      Total            1,520,572     100.00%    $2,344,297,299.09    100.00%



                          Composition by Account Age
                                Trust Portfolio

                                    Percentage                    Percentage
                                     of Total                      of Total
                       Number of     Number of    Receivables     Receivables
Account Age Range       Accounts     Accounts       Balance         Balance
0-6 Months               107,743       7.09%    $ 174,510,906.66     7.44%
Over 6 to 12 Months      224,702      14.78%      347,765,805.31    14.83%
Over 12 to 24 Months     406,644      26.74%      591,148,284.87    25.22%
Over 24 to 48 Months     414,244      27.24%      682,124,084.60    29.10%
Over 48 Months           367,239      24.15%      548,748,217.65    23.41%
      Total            1,520,572     100.00%   $2,344,297,299.09   100.00%



                Geographic Distribution by Receivables Balance

                                    Percentage                       Percentage
                                     of Total                         of Total
                       Number of    Number of     Receivables       Receivables
                       Accounts      Accounts       Balance            Balance
         CT             178,538       11.74%    $ 268,629,820.19      11.46%
         CA             137,311        9.03%      224,671,106.62       9.58%
         TX             103,350        6.80%      178,010,976.63       7.59%
         NY              98,381        6.47%      145,297,833.81       6.20%
         FL              74,318        4.89%      109,028,702.13       4.65%
         IL              58,537        3.85%       94,656,670.47       4.04%
         PA              66,374        4.36%       91,670,646.22       3.91%
         OH              61,158        4.02%       91,463,082.25       3.90%
         MI              49,721        3.27%       80,083,829.22       3.42%
         NJ              49,829        3.28%       72,537,779.38       3.09%
        Other(1)        643,055       42.29%      988,246,852.17      42.16%
      Total           1,520,572      100.00%   $2,344,297,299.09     100.00%


(1) States with less than 3.09% of the Percentage of Total Receivables Balance.
